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                                                                    EXHIBIT 23.5
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                                                                   EXHIBIT 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 2 to the Registration Statement of Patriot American Hospitality, Inc. (Registration No. 333-04587) on Form S-11 of our report dated January 17, 1996, on our audit of the financial statements of Troy Hotel Investors and our report dated February 7, 1995, on our audits of the financial statements of Troy Park Associates. We also consent to the reference to our Firm under the caption "Selected Financial Information" and "Experts".

                                                  Coopers & Lybrand L.L.P.

Pittsburgh, Pennsylvania

July 15, 1996